EXHIBIT 31.2
                            CERTIFICATION PURSUANT TO
    SECURITIES EXCHANGE ACT OF 1934: RULES 13A-14, 13A-15, 15D-14, AND 15D-15
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I , William P. Stelt, certify that:

            1. I have reviewed this quarterly report on Form 10-QSB of AFG Enterprises, Inc.

            2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

            3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of September 30, 2003, and for the periods presented in this quarterly report;

            4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

            a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

            b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

            c) presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date.

            5. As the registrant's certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

                a) all significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                b) any fraud, whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: April 15, 2005                               By: /s/William P. Stelt
                                                        -------------------
                                                        William P. Stelt,
                                                        Chief Financial Officer


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